UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2023

GLOBAL INDEMNITY GROUP, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34809	85-2619578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

112 S. French St., Suite 105 Wilmington, DE	19801
(Address of principal executive offices)	(Zip Code)

(302) 691-6276

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Shares, no par value	GBLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 14, 2023, Global Indemnity Group, LLC (“the Company”) held its 2023 Annual Meeting of Shareholders. The proposals submitted to a vote of the shareholders at the meeting are described in detail in the Company’s Proxy Statement. The final results of voting for each matter are as follows:

Proposal 1: Election of Director

The following individual was elected to the Company’s Board of Directors to hold office for the term expiring at the 2024 Annual Meeting of Shareholders or until a successor is duly elected and qualified:

	Votes For	Votes Against	Abstain	Broker non-votes
Seth J. Gersch	41,758,528	1,431,156	1,263	1,881,039

Proposal 2: To ratify the appointment of the Company’s independent auditors.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
44,681,816	389,297	873	—

Proposal 3: To approve, in a non-binding, advisory vote, the compensation of the Company’s named executive officers as disclosed pursuant to the rules of the Securities and Exchange Commission as set forth in the Company’s proxy statement for the 2023 Annual Meeting of Shareholders:

Votes For	Votes Against	Abstain	Broker non-votes
42,067,568	1,118,412	4,967	1,881,039

Proposal 4: To recommend, in a non-binding advisory vote, the frequency of shareholder votes to approve the compensation of the Company’s named executive officers as disclosed pursuant to the rules of the Securities and Exchange Commission in the Company’s proxy statements:

1 year	2 years	3 years	Abstain	Broker non-votes
1,462,673	5,655	41,721,729	890	1,881,039

Proposal 5: To approve the Global Indemnity Group, LLC 2023 Share Incentive Plan:

Votes For	Votes Against	Abstain	Broker non-votes
41,746,455	1,438,166	6,326	1,881,039

Item 8.01	Other Events

On June 9, 2023 the Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release for Global Indemnity Group, LLC dated June 9, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Indemnity Group, LLC

June 14, 2023	By:	/s/ Stephen W. Ries
	Name:	Stephen W. Ries
	Title:	Secretary